                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2000


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)


                     CHASE MANHATTAN AUTO OWNER TRUST 1996-C
                 ----------------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)


         United States                         333-7575                            22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


        802 Delaware Avenue, Wilmington, Delaware                      19801
        -----------------------------------------                  ------------
        (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5033

Item 5.  Other Events:

     Chase Manhattan Auto Owner Trust 1996-C is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of December 1, 1996, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as seller and as servicer, and Chase Manhattan Auto Owner Trust 1996-C, as issuer.

     On September 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).    Exhibits

              Exhibits     Description
              --------     ---------------

                 20.1 Monthly statement to certificateholder with respect to the September 15, 2000 distribution.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 27, 2000

                                        By:  THE CHASE MANHATTAN BANK,
                                        USA, NATIONAL ASSOCIATION
                                        as Servicer


                                        By: /s/ Patricia Garvey
                                        -----------------------------------
                                        Name: Patricia Garvey
                                        Title: Vice President

                               INDEX TO EXHIBITS
                               ----------------------------

Exhibit No.                    Description
---------------                -----------------
20.1                           Statement to Certificateholders dated  9/15/2000
                               delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of December 1, 1996.

Chase Manhattan Auto Owner Trust 1996-C
Statement to Certificateholders
15-Sep-00


DISTRIBUTION IN DOLLARS
        CLASS                                          ORIGINAL           PRIOR      PRINCIPAL      INTEREST            TOTAL
                                                           FACE       PRINCIPAL
                                                          VALUE         BALANCE

                  A1                             225,000,000.00               0              0             0                0
                  A2                             239,000,000.00               0              0             0                0
                  A3                             324,000,000.00               0              0             0                0
                  A4                             178,000,000.00   89,256,287.51   9,535,685.15    457,438.47     9,993,123.62
                  B1                              30,938,845.63   10,088,427.62     305,063.20     52,543.89       357,607.09
              TOTALS                             996,938,845.63   99,344,715.13   9,840,748.35    509,982.36    10,350,730.71




FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
               CLASS                                      PRIOR       PRINCIPAL       INTEREST         TOTAL          CURRENT
                                                      PRINCIPAL                                                     PRINCIPAL
                                                         FACTOR                                                        FACTOR
                  A1                                          0               0              0             0                0
                  A2                                          0               0              0             0                0
                  A3                                          0               0              0             0                0
                  A4                                501.4398175      53.5712649     2.56987904      56.14114       447.868553
                  B1                                 326.076407      9.86019982      1.6983145      11.55851       316.216207
              TOTALS                                99.64975842       9.8709649     0.51154829      10.38251       89.7787935



DISTRIBUTION IN DOLLARS
        CLASS                                       REALIZED       DEFERRED          CURRENT
                                                      LOSSES       INTEREST        PRINCIPAL
                                                                                     BALANCE

                  A1                                       0              0                0
                  A2                                       0              0                0
                  A3                                       0              0                0
                  A4                                       0              0    79,720,602.36
                  B1                                       0              0     9,783,364.42
              TOTALS                                       0              0    89,503,966.78




FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                       PASS-THROUGH RATES
               CLASS                                                                CURRENT
                                                                                  PASS-THRU
                                                                CLASS                  RATE
                  A1                                             A1                   5.49%
                  A2                                             A2                   5.75%
                  A3                                             A3                   5.95%
                  A4                                             A4                   6.15%
                  B1                                             B1                   6.25%
              TOTALS








IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Kimberly Costa
The Chase Manhattan Bank - Structured Finance Services
450 W. 33rd Street, 14th Floor,
New York, New York 10001
Tel: (212) 946-3247
Email: kimberly.k.costa@chase.com

                                 (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
           15-Sep-00


STATEMENT TO CERTIFICATEHOLDERS
                     Due Period                                                                      45
                     Due Period Beginning Date                                                   8/1/00
                     Due Period End Date                                                        8/31/00
                     Determination Date                                                          9/8/00
Section 5.8(iii)     Servicing Fee                                                            82,787.26
Section 5.8(iii)     Servicing Fee per $1000                                                 0.08304146
Section 5.8(iv)      Administration Fee                                                        1,000.00
Section 5.8(iv)      Administration Fee per $1000                                            0.00100307
Section 5.8(vi)      Pool Balance at the end of the Collection Period                     89,503,966.78
Section 5.8(vii)     Repurchase Amounts for Repurchased Receivable
                     By Seller                                                                        0
                     By Servicer                                                              59,515.57
                     TOTAL                                                                    59,515.57
Section 5.8(viii)    Realized Net Losses for Collection Period                               165,407.79
Section 5.8(ix)      Reserve Account Balance after Disbursement                            7,477,041.34
Section 5.8(x)       Specified Reserve Account Balance                                     7,477,041.34
Section 5.8(xi)      Total Distribution Amount                                            10,455,609.58
                     Servicing Fee                                                            82,787.26
                     Administration Fee                                                        1,000.00
                     Noteholders Distribution Amount                                       9,993,123.62
                     Certficateholders Distribution Amount                                   357,607.09
                     Deposit to Reserve Account                                               21,091.61


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT


I. Avaliable Amount in the Collection Accont
                     A. Credits
                     1. Payments from Obligors Applied to Collection Period
                     a. Principal Payments                                                 9,580,101.37
                     b. Other Interest Payments                                              778,677.42
                     c. Total                                                             10,358,778.79
                     2. Proceeds from Repurchased Receivables
                     a. Principal Before Cutoff Date                                                  0
                     b. Interest Before Cutoff Date                                                   0
                     c. Principal Payments                                                    59,515.57
                     d. Recovery of Advance                                                           0
                     e. Other Interest Payments                                                       0
                     f. Total                                                                 59,515.57
                     3. Reversal from Defaulted Contracts                                             0
                     4. Recovery of Defaulted Receivables                                     37,315.22
                     5. Advance Recoveries Before Cutoff Date
                     a. Principal                                                                     0
                     b. Interest                                                                      0
                     c. Total                                                                         0
                     6. Net Adjustments                                                               0
                     7. Reserve Fund Transfer Amount                                                  0
                     8. Overpayment From Obligors                                                     0
                     9. Total Credits                                                     10,455,609.58
                     B. Debits
                     1. Overpayments From Obligors                                                    0
                     2. Advance Recovery Amount Before Cutoff Data to Seller
                     a. Principal                                                                     0
                     b. Interest                                                                      0
                     c. Total                                                                         0
                     3. Reversal of Defaulted Contracts                                               0
                     4. Total Debits                                                                  0
                     C. Total Available Amount (Lines A-B)                                10,455,609.58



                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT

II. Liquidation Proceeds on Defaulted Receivables for the Collection Period
                     A. Principal                                                            201,131.41
                     B. Interest                                                              16,253.61
                     C. Total                                                                217,385.02
III. Disbursements from Collection Account
                     A. Avalaible Distribution Amount
                     1. Available Distribution Amount                                     10,455,609.58
                     2. Reserve Account Transfer Amount                                               0
                     3. Total Distribution Amount                                         10,455,609.58
                     B. Monthly Servicing Fee                                                 82,787.26
                     C. Monthly Administration Fee                                             1,000.00
                     D. Noteholders Interest Distributable Amount                            457,438.47
                     E. Certificateholders Interest Distributable Amount                      52,543.89
                     F. Noteholders Principal Distributable Amount                         9,535,685.15
                     G. Certificateholders Principal Distributable Amount                    305,063.20
                     H. Deposit to Reserve Account                                            21,091.61
IV. Monthly Disbursements
                     A. Pool Servicing Fee
                     a. Monthly Servicing Fee                                                 82,787.26
                     b. Unpaid Monthly Servicing Fee                                                  0
                     c. Total                                                                 82,787.26
                     B. Administrative Fee
                     a. Monthly Administration Fee                                             1,000.00
                     b. Unpaid Monthly Administration Fee                                             0
                     c. Total                                                                  1,000.00
                     C. Noteholders' Interest Distributable Amount
                     Class A-1 Monthly Interest                                                       0
                     Class A-1 Carryover Shortfall                                                    0
                     Class A-1 Total                                                                  0
                     Class A-2 Monthly Interest                                                       0
                     Class A-2 Carryover Shortfall                                                    0
                     Class A-2 Total                                                                  0


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT

                     Class A-3 Monthly Interest                                               0
                     Class A-3 Carryover Shortfall                                            0
                     Class A-3 Total                                                          0
                     Class A-4 Monthly Interest                                      457,438.47
                     Class A-4 Carryover Shortfall                                            0
                     Class A-4 Total                                                 457,438.47
                     Total for Notes Monthly Interest                                457,438.47
                     Total for Notes Carryover Shortfall                                      0
                     Total for Notes Total                                           457,438.47
                     D. Certificateholders' Interest Distributable Amount
                     Class B-1 Monthly Interest                                       52,543.89
                     Class B-1 Carryover Shortfall                                            0
                     Class B-1 Total                                                  52,543.89
                     Total for Certificates Monthly Interest                          52,543.89
                     Total for Certificates Carryover Shortfall                               0
                     Total for Certificates Total                                     52,543.89
                     E. Noteholders' Principal Distributable Amount
                     Class A-1 Monthly Principal                                              0
                     Class A-1 Carryover Shortfall                                            0
                     Class A-1 Total                                                          0
                     Class A-2 Monthly Principal                                              0
                     Class A-2 Carryover Shortfall                                            0
                     Class A-2 Total                                                          0
                     Class A-3 Monthly Principal                                              0
                     Class A-3 Carryover Shortfall                                            0
                     Class A-3 Total                                                          0
                     Class A-4 Monthly Principal                                   9,535,685.15
                     Class A-4 Carryover Shortfall                                            0
                     Class A-4 Total                                               9,535,685.15
                     Total for Notes Monthly Principal                             9,535,685.15
                     Total for Notes Carryover Shortfall                                      0
                     Total for Notes Total                                         9,535,685.15
                     F. Certificateholders' Principal Distributable Amout
                     Class B-1 Monthly Principal                                     305,063.20
                     Class B-1 Carryover Shortfall                                            0
                     Class B-1 Total                                                 305,063.20
                     Total for Certificates Monthly Principal                        305,063.20
                     Total for Certificates Carryover Shortfall                               0
                     Total for Certificates Total                                    305,063.20
                     G. Total Disbursements                                       10,434,517.97
V. Payment Deficiency Amount
                     A. Scheduled Monthly Disbursements                           10,434,517.97
                     B. Available Distribution Amount                             10,455,609.58
                     C. Payment Deficiency Amount                                             0


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT



VI. Reserve Account Transfer Amount
                     A. Available Reserve Amount                                  7,477,041.34
                     B. Payment Deficiency Amount                                            0
                     C. Withdrawal for Write-Off                                             0
                     D. Reserve Account Withdrawal (MIN: Lines A and (B+C))                  0
VII. Pool Balance Reduction Allocation for Collection Period
                     A. Beginning Pool Balance                                   99,344,715.13
                     B. Pool Balance Reduction
                     1. Avalaible Principal
                     a. Principal Payments                                        9,580,101.37
                     b. From Repurchased Receivables                                 59,515.57
                     c. Total                                                     9,639,616.94
                     2. From Defaulted Receivables                                  201,131.41
                     3. Total Pool Balance Reduction                              9,840,748.35
                     C. Ending Pool Balance                                      89,503,966.78
                     D. Allocations
                     1.Percentage Allocation
                     a. Notes                                                           96.90%
                     b. Certificates                                                     3.10%
                     2. Monthly Principal Allocation
                     a. Notes                                                     9,535,685.15
                     b. Certificates                                                305,063.20

VIII. Delinquency and Defaults
Group 1
Period                                                    Number            Delinquency Amount    Principal Balance
30-59 days                                                 628                      446,694.12         2,951,764.34
60-89 days                                                 123                      131,070.05           610,961.78
90-119 days                                                 42                       45,921.37           146,451.94
120+149 days                                                23                       26,281.55            58,546.80
150+179 days                                                13                       25,320.31            64,009.44
180+209 days                                                8                        10,468.65            16,176.68
210+239 days                                                1                         1,741.91             1,741.91
240+Days Delinquent                                         0                                0                    0
Total                                                      838                      687,497.96         3,849,652.89
                     B. Principal amount of loans in defaulted receivables          201,131.41


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT


                     C. Delinquency Percentage
                     1. Outstanding principal balance for deliquency >= 60 days                                    897,888.55
                     2. Pool Principal Ending Balance                                                           89,503,966.78
                     3. Delinquency Percentage                                                                          1.00%
IX. Pool Delinquency Percentages
                     A. Delinquency Percentage for 2nd previous period                                                  0.88%
                     B. Delinquency Percentage for previous period                                                      0.92%
                     C. Delinquency Percentage for current period                                                       1.00%
                     D. Average Deliquency Percentage                                                                   0.93%
X. Portfolio Loss Ratios
                     A. Net Loss Ratio for 2nd previous period                                                          0.35%
                     B. Net Loss Ratio for previous period                                                              0.70%
                     1. Principal Balance of Defaulted Receivables                                                 201,131.41
                     2. Principal Recoveries on Defaulted Receivables                                               35,723.62
                     3. Average Pool Balance for Collection Period                                              94,424,340.97
                     4. Net Loss Ratio for Current Period(12*(1-2)/3)                                                   2.10%
                     D. Average Net Loss Ratio ((A+B+C) / 3)                                                            1.05%
XI. Specified Reserve Account Balance
                     A. Calculation for Reserve Account Floor Amount
                     1. Guaranteed Floor Amount                                                                  7,477,041.34
                     2. Possible Floor Amount
                     a. Principal Balance at the Beginning of Next Collection Period                            89,503,966.78
                     b. Cumulative Monthly Interest through Final Distribution Data
Class A-1 Balance                                                                                                           0
Class A-1 Interest Rate                                                                                                 5.489
Class A-1 Service Rate                                                                                                   0.01
Class A-1 Term                                                                                                              0
Class A-1 Interest                                                                                                          0
Class A-1 Service Fee                                                                                                       0
Class A-1 Total                                                                                                             0
Class A-2 Balance                                                                                                           0
Class A-2 Interest Rate                                                                                                  5.75
Class A-2 Service Rate                                                                                                   0.01
Class A-2 Term                                                                                                              0
Class A-2 Interest                                                                                                          0
Class A-2 Service Fee                                                                                                       0
Class A-2 Total                                                                                                             0


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT


Class A-3 Balance                                                                                                           0
Class A-3 Interest Rate                                                                                                  5.95
Class A-3 Service Rate                                                                                                   0.01
Class A-3 Term                                                                                                              3
Class A-3 Interest                                                                                                          0
Class A-3 Service Fee                                                                                                       0
Class A-3 Total                                                                                                             0
Class A-4 Balance                                                                                               79,720,602.36
Class A-4 Interest Rate                                                                                                  6.15
Class A-4 Service Rate                                                                                                   0.01
Class A-4 Term                                                                                                             19
Class A-4 Interest                                                                                               7,762,793.65
Class A-4 Service Fee                                                                                            1,262,242.87
Class A-4 Total                                                                                                  9,025,036.52
Class B-1 Balance                                                                                                9,783,364.42
Class B-1 Interest Rate                                                                                                  6.25
Class B-1 Service Rate                                                                                                   0.01
Class B-1 Term                                                                                                             34
Class B-1 Interest                                                                                               1,732,470.78
Class B-1 Service Fee                                                                                              277,195.33
Class B-1 Total                                                                                                  2,009,666.11
                     c. Possible Floor Amount equals Pool Balance + Interest +
                         Service Fee (Lines a+b)                                                               100,538,669.41
                     3. Reserve Account Floor (Minimum Lines 1 and 2)                                            7,477,041.34
                     B. Possible Reserve Account Amount
                     1. Reserve Account Trigger Percentages
                     a. Average Delinquency Percentage                                                                  0.93%
                     b. Average Delinquency Percentage Trigger                                                          1.25%
                     c. Average Loss Ratio                                                                              1.05%
                     d. Average Loss Ratio Trigger                                                                      1.25%
                     e. Maximum Reserve Account Percentage Specified                                                    6.00%
                     f. Minimum Reserve Account Percentage specified                                                    3.00%
                     g. Reserve Account Percentage Applied                                                              3.00%
                     2. Pool Principal Balance                                                                  89,503,966.78
                     3. Possible Reserve Account Amount                                                          2,685,119.00
                     C. Specified Reserve Account Balance (Max: Lines A and B)                                   7,477,041.34


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

Chase Manhattan Auto Owner Trust 1996-C
15-Sep-00
MONTHLY SERVICER REPORT


XII. Reserve Account
                     A. Reserve Account Balance After Disbursement from Previous Period
                     1. Reserve Account Balance After Disbursement from Previous Period                          7,477,041.34
                     2. Reserve Account Transfer Amount                                                                     0
                     3. Investment Earnings                                                                         41,122.53
                     4. Deposit to Reserve Account After Disbursement                                               21,091.61
                     5. Amount After Deposit                                                                     7,539,255.48
                     B. Specified Reserve Account Balance                                                        7,477,041.34
                     C. Available Reserve Account Amount (Min: Lines A and B)                                    7,477,041.34
                     1. Excess in Reserve Acct: Max(LinesA.5 - B and 0)                                             62,214.14
                     D. Excess Amount to Seller 99% Lines A-B)                                                      61,592.00
                     E. Excess Amount to General Partner (1% Lines A-B)                                                622.14
                     F. Ending Reserve Account Balance                                                           7,477,041.34
XIII. Weighted Average Coupon as of Current Period                                                                 9.47788827
XIV. Weighted Average Maturity as of Current Period                                                               14.24672349


                                (C) COPYRIGHT 2000, CHASE MANHATTAN CORPORATION

                    [Letterhead of The Chase Manhattan Bank]



                                               September 27, 2000



VIA EDGAR
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC


         Re:      Chase Manhattan Auto Owner Trust 1996-C
                  Asset Backed Notes and Asset Backed Certificates


Ladies and Gentlemen:

     I am sending for filing on behalf of the above-referenced issuer and in connection with the above-referenced securities a Current Report on Form 8-K dated September 15, 2000.

     Please confirm your receipt of such transmittal.


                                               Very truly yours,

                                               /s/ Stephen B. Grant
                                               -----------------------
                                               Stephen B. Grant


Encl.